Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(e)(1)	Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015 between Voya Investments, LLC and Voya Natural Resources Equity Income Fund – Filed herein.